UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2019

___________________________

Soliton, Inc.

(Exact name of registrant as specified in its charter)

___________________________

Delaware	001-38815	36-4729076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5304 Ashbrook Drive

Houston, Texas 77081

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (844) 705-4866

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                                          ☐

Explanatory Note

On April 12, 2019, Soliton, Inc. (the “Company”) filed a Current Report on Form 8-K announcing dismissal of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm (the “April 12 8-K”). The April 12 8-K is restated in its entirety and is amended in part to include a letter from Marcum to the Securities and Exchange Commission regarding the statements made by the Company in the April 12 8-K concerning the circumstances of its dismissal in accordance with Regulation S-K Items 304(a)(3) and 601(b)(16).

Item 4.01     Changes in Registrant's Certifying Accountant.

(a) On April 9, 2019, the Audit Committee of the Board of Directors (the “Audit Committee”) of Soliton, Inc. (the “Company”), dismissed Marcum LLP (“Marcum”) as its independent registered public accounting firm, effective as of such date.

The report of Marcum on the Company’s consolidated financial statements as of December 31, 2018 and for the year then ended did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph relating to the Company’s ability to continue as a going concern. During the year ended December 31, 2018 and through April 1, 2019 there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the matter in its report on the consolidated financial statements for such year.

The Company has provided Marcum with a copy of the foregoing disclosures and requested that it furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with the above statements, and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this report.

(b) On April 9, 2019, the Audit Committee approved the appointment of Dixon Hughes Goodman LLP (“DHG”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019.

During the Company’s last two fiscal years and through April 1, 2019, neither the Company nor anyone on their behalf consulted with DHG with respect to either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither written nor oral advice was provided to the Company that DHG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01     Financial Statements and Exhibits

         (c) Exhibits

                  Exhibit No.     Title

16.1      Marcum LLP letter dated as of April 15, 2019.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLITON, INC.

By:	/s/ Lori Bisson
Lori Bisson
Executive Vice-President,
Chief Financial Officer

Dated: April 19, 2019